UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 8568

John Hancock Bank and Thrift Opportunity Fund
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Alfred P. Ouellette
Senior Attorney and Assistant Secretary

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4324

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2006

ITEM 1. REPORT TO SHAREHOLDERS.

John Hancock
MUTUAL FUNDS

John Hancock

# Bank and Thrift Opportunity Fund

**Annual Report**
10.31.06

TABLE OF CONTENTS

Your fund at a glance

Managers’ report
page 2

Fund’s investments
page 6

Financial statements
page 1 1

Notes to financial
statements
page 1 5

Trustees and Officers
page 3 0

For more information
page 3 6

CEO corner

To Our Shareholders,

The future has arrived at John Hancock Funds.

We have always been firm believers in the powerful role the Internet can play in providing fund information to our shareholders and prospective investors. Recently, we launched a redesigned, completely overhauled Web site that is more visually pleasing, easier to navigate and, most importantly, provides more fund information and learning tools without overwhelming the user.

Not long after we embarked on this major project, a study was released by the Investment Company Institute, the mutual fund industry’s main trade group, which found that an overwhelming majority of shareholders consider the Internet the “wave of the future” for accessing fund information.

Our new site sports fresher and faster ways to access account information. New innovations allow investors to view funds by risk level, track the performance of the John Hancock funds of their choice or sort funds by Morningstar, Inc.’s star ratings. Investors who own a John Hancock fund through a qualified retirement plan and don’t pay sales charges when making a purchase have the option of sorting by a “Load Waived” Morningstar Rating, thereby creating an apples-to-apples comparison with no-load funds that may also be available in their retirement plan.

The new site also has more educational tools and interactive modules to educate and assist investors with their financial goals, from college savings to retirement planning. A new “I want to…” feature allows investors to check performance, invest more money, update personal information or download prospectuses and forms quickly and easily.

In another of our ongoing efforts to provide our shareholders with top-notch service, we also redesigned our shareholder reports, as you may have noticed with this report. We hope the larger size, more colorful cover and redesigned presentation of the commentary and data tables will draw you in and make them easier to read.

After you’ve read your shareholder report, we encourage you to visit our new Web site — www.jhfunds.com — and take a tour. It’s easy, fast and fun and allows you to be in control of what you see and do. In short, it’s the wave of the future!

Sincerely,

Keith F. Hartstein, President and Chief Executive Officer

This commentary reflects the CEO’s views as of October 31, 2006. They are subject to change at any time.

Your fund at a glance

The Fund seeks long-term capital appreciation with moderate income as a secondary objective by normally investing at least 80% of its assets in stocks of regional banks and lending companies, including commercial and industrial banks, savings and loan associations and bank holding companies.

Over the last twelve months

► Stocks performed well thanks to solid corporate earnings growth, a slowdown in inflation, moderating economic growth and an end to the Fed’s campaign for higher interest rates.

► Financial stocks outperformed the broader market because of solid returns by capital-market shares; banks lagged as the inverted yield curve hurt margins and deposit competition heated up.

► The Fund’s return was helped by our decision to favor some of the larger, more attractively valued banks with a greater share of revenue coming from market-related activity.

Top 10 holdings

Bank of America Corp.	3.2%	U.S. Bancorp.	2.9%

Zions Bancorp.	3.2%	Compass Bancshares, Inc.	2.8%

Wachovia Corp.	3.2%	Marshall & Ilsley Corp.	2.6%

Wells Fargo & Co.	3.1%	Comerica, Inc.	2.5%

SunTrust Banks, Inc.	2.9%	M&T Bank Corp.	2.3%

As a percentage of net assets on October 31, 2006.

1 1

Managers’ report

John Hancock Bank and Thrift Opportunity Fund

Stocks produced solid returns for the 12 months ended October 31, 2006, when the Standard & Poor’s 500 Stock Index rose 16.34% . Corporate earnings growth remained healthy, while energy prices retreated from record highs and the Federal Reserve ended its long-running campaign for higher interest rates, holding the fed funds rate target steady at 5.25% since June. Economic growth slowed to a more moderate, sustainable pace during the period, reflecting a slowdown in the housing market.

In this environment, financial shares outperformed, as the large-cap Standard & Poor’s 500 Financial Index returned 19.65%, finishing ahead of mid- and small-cap stocks in this sector. Every segment of the index produced a positive return for the period, although the index’s gains were powered by financial groups whose revenues are tied to the market — investment banks, asset managers and custody banks. The big, diversified banks with exposure to capital-markets activity also performed well. However, regional bank returns were limited by the interest rate environment, where rising short-term interest rates have caused the yield curve to invert. This puts pressure on bank margins, because it narrows the difference between what banks pay depositors and collect from loans.

Fund performance

For the year ended October 31, 2006, John Hancock Bank and Thrift Opportunity Fund posted total returns of 12.07% at net asset value

SCORECARD

INVESTMENT		PERIOD’S PERFORMANCE . . . AND WHAT’S BEHIND THE NUMBERS

North Fork Bancorp.	▲	Acquired at a significant premium
Bank of America	▲	Better-than-expected earnings made this stock our top contributor
City National	▼	Double whammy of margin compression and slower mortgage
title business

Portfolio Managers, MFC Global Investment Management (U.S.), LLC James K. Schmidt, CFA, Lisa A. Welch and Susan A. Curry

(NAV) and 16.41% at market value. The difference in the Fund’s NAV performance and its market performance stems from the fact that the market share price is subject to the dynamics of secondary market trading, which could cause it to trade at a discount or premium to the Fund’s NAV share price at any time. These results trailed the 19.65% return of the Fund’s benchmark, the Standard & Poor’s 500 Financial Index, and the 18.48% average return of the open-end specialty/financial funds tracked by Morningstar, Inc. Keep in mind that your NAV return will be different  from the Fund’s performance if you were not invested for the entire period and did not reinvest all Fund distributions.

“The Fund’s underperformance of the financial index and Morningstar category are a result of our focus on regional banks…”

The Fund’s underperformance of the financial index and Morningstar category are a result of our focus on regional banks, which generally underperformed other financial shares for the period. That said, an increase in bank mergers and acquisitions helped performance, as did our decision to move out of some of the small-cap lenders and into larger banks with lower price/earnings ratios and a heavier component of market-related revenues. These adjustments reflect our investment process, which seeks out lenders trading at attractive valuations with good franchises positioned to benefit from the long-running industry-wide trend toward consolidation.

Regional banks lag

Several factors worked against the small-cap regional banks, which carried higher valuations than large-cap names, making them vulnerable to any disappointment on earnings. A key theme in their underperformance was the inverted yield curve, where short-term rates were higher than longer-term

Bank and Thrift Opportunity Fund

rates, and an extremely competitive deposit pricing environment that put pressure on net interest margins. This led to earnings estimate cuts for the group for the second half of 2006 and 2007.

In addition, many Midwestern banks — such as Dearborn Bancorp., Independent Bank Corp., Sky Financial Group, Inc., and Taylor Capital Group, Inc., among others — saw slower regional economic growth hurt their lending business. In California, names such as UnionBanCal Corp. and City National Corp. saw their mortgage title business slow along with the housing market. And banks in the Southeast suffered the double whammy of slower growth in their lucrative construction lending business in addition to margin compression. Taken together, these names account for many of the largest detractors from Fund performance during the period.

Consolidation benefits

In that increasingly challenging environment, many small regional players decided to sell. For the 12 months ended October 31, 2006, ten of our portfolio holdings agreed to be acquired, including North Fork Bancorp., Inc., Texas Regional and Mercantile Bankshares Corp. These firms were purchased at significant premiums to their market value, making them meaningful contributors to performance for the period.

Other big contributors came from among the big money center banks, with Bank of America Corp. and JPMorgan Chase & Co. near the top of the list. Bank of America enjoyed solid returns as it reported earnings that exceeded expectations. The acquisition of MBNA — making Bank of America the leading credit card issuer in the U.S. — also worked out better than expected. At JPMorgan, the market liked Chief Executive Jamie Dimon’s ability to improve the firm’s profitability despite slowdowns in its mortgage and credit card businesses.

INDUSTRY DISTRIBUTION[1]
Regional banks	63%
Diversified banks	11%
Other diversified
financial services	6%
Thrifts & mortgage
finance	5%
Asset management &
custody banks	3%
Consumer finance	1%

Another leading contributor was Wells Fargo & Co., which continued to perform well despite worries about a slowdown in its mortgage business. Wells Fargo was able to report solid earnings growth because of good performance out of its consumer and business lending units.

Managed distribution update

The Fund continued its managed distribution plan, in effect since January 2004, which requires the Fund to make quarterly

Bank and Thrift Opportunity Fund

distributions of at least 2.5% of the preceding calendar year end’s net asset value. During this period, on December 2, 2005, the Fund announced a quarterly distribution of $0.287 per share to shareholders of record as of December 12, 2005, and on March 3, 2006, the Fund announced a quarterly distribution of $0.261 per share to shareholders of record as of March 13, 2006. More recently, the Fund announced a  quarterly distribution of $0.261 per share on June 2, 2006, to shareholders of record as of June 12, 2006, and a similar amount on September 1, 2006, to shareholders of record as of September 11, 2006.

“…an increase in bank mergers and acquisitions helped performance, as did our decision to move out of some of the small-cap lenders and into larger banks…”

Outlook

In the near term, concerns about earnings are valid in an environment where intense deposit competition and an inverted yield curve have margins under pressure. In addition, this comes at a time when slower economic growth raises questions about credit trends. However, it’s worth pointing out that a more difficult business climate for banks tends to promote consolidation. In addition, the valuation disparity between large and small banks has narrowed, which is another positive for mergers and acquisitions activity in the sector. Because our investment process favors lenders that we believe are positioned to benefit from the long-term industry trend toward consolidation, these factors can support Fund performance in an otherwise challenging environment.

This commentary reflects the views of the portfolio managers through the end of the Fund’s period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Sector investing is subject to greater risks than the market as a whole.

1As a percentage of net assets on October 31, 2006.

Bank and Thrift Opportunity Fund

Fund’s investments

F I N A N C I A L  S T A T E M E N T S

Securities owned by the Fund on 10-31-06

This schedule is divided into three main categories: capital preferred securities, common stocks and short-term investments. Capital preferred securities and common stocks are further broken down by industry group. Short-term investments, which represent the
Fund’s cash position, are listed last.

	Credit	Par value
Issuer, description	rating (A)	(000)	Value

Capital preferred securities 0.09%			$841,610
(Cost $770,000)
Regional Banks 0.09%			841,610

CSBI Capital Trust I, 11.75%,
Ser A, 06-06-27 (B)(G)	B–	$770	841,610

Issuer		Shares	Value

Common stocks 98.81%			$881,895,717
(Cost $408,141,295)
Asset Management & Custody Banks 3.64%			32,471,420

Bank of New York Co., Inc. (The) (NY)		305,000	10,482,850

Mellon Financial Corp. (PA)		330,000	12,804,000

Northern Trust Corp. (IL)		70,000	4,110,400

State Street Corp. (MA)		79,000	5,074,170
Consumer Finance 0.86%			7,649,713

Capital One Financial Corp. (VA)		96,429	7,649,713
Diversified Banks 12.45%			111,130,741

Comerica, Inc. (MI)		384,400	22,368,236

Toronto-Dominion Bank (The) (Canada)		130,349	7,551,118

U.S. Bancorp. (MN)		750,541	25,398,307

Wachovia Corp. (NC) (L)		507,571	28,170,190

Wells Fargo & Co. (CA)		761,722	27,642,890
Other Diversified Financial Services 6.99%			62,465,817

Bank of America Corp. (NC)		534,260	28,780,586

Citigroup, Inc. (NY)		345,225	17,316,486

JPMorgan Chase & Co. (NY)		345,041	16,368,745
Regional Banks 69.78%			622,772,259

Access National Corp. (VA)		250,000	2,430,000

Alabama National Bancorp. (AL)		152,000	10,313,200

AmericanWest Bancorp. (WA)		357,921	7,487,707

Ameris Bancorp. (GA)		83,837	2,339,891

AmSouth Bancorp. (AL)		95,879	2,897,463

Bank of Hawaii Corp. (HI)		59,300	3,093,681

See notes to financial statements

Bank and Thrift Opportunity Fund

F I N A N C I A L  S T A T E M E N T S

Issuer	Shares	Value

Regional Banks (continued)

BB&T Corp. (NC)	344,846	$15,007,698

Beverly National Corp. (MA)	97,500	2,291,250

BOK Financial Corp. (OK)	117,208	6,024,491

Cadence Financial Corp. (MS)	100,500	2,060,250

Camden National Corp. (ME)	140,000	6,216,000

Capital City Bank Group, Inc. (FL) (L)	74,543	2,500,172

Cascade Bancorp. (OR) (L)	166,472	6,069,569

Chittenden Corp. (VT)	230,245	6,789,925

City Holding Co. (WV)	41,600	1,630,720

City National Corp. (CA)	243,377	16,199,173

CoBiz, Inc. (CO)	68,650	1,551,490

Colonial BancGroup, Inc. (The) (AL)	654,700	15,608,048

Commercial Bankshares, Inc. (FL)	63,702	2,356,974

Community Banks, Inc. (PA) (L)	110,307	2,963,949

Compass Bancshares, Inc. (AL)	439,857	24,746,355

Cullen/Frost Bankers, Inc. (TX)	20,000	1,083,200

Dearborn Bancorp., Inc. (MI) (I)	75,993	1,601,173

Desert Community Bank (CA)	275,000	4,840,000

DNB Financial Corp. (PA)	72,577	1,524,117

East West Bancorp., Inc. (CA) (L)	440,000	16,064,400

ECB Bancorp., Inc. (NC)	65,000	2,115,750

Eurobancshares, Inc. (Puerto Rico) (I)	42,830	405,600

F.N.B. Corp. (PA) (L)	90,049	1,524,530

Fifth Third Bancorp. (OH)	145,040	5,779,844

Financial Institutions, Inc. (NY)	73,000	1,684,110

First Charter Corp. (NC)	296,700	7,384,863

First Horizon National Corp. (TN) (L)	152,150	5,982,538

First Midwest Bancorp., Inc. (IL)	103,800	3,947,514

First National Lincoln Corp. (ME)	146,499	2,450,928

First Regional Bancorp. (CA) (I)	450,000	14,337,000

First State Bancorp. (NM)	130,000	3,238,300

Fulton Financial Corp. (PA)	359,890	5,761,839

Glacier Bancorp., Inc. (MT)	370,288	12,930,457

Harleysville National Corp. (PA)	151,897	3,244,520

Independent Bank Corp. (MI)	344,935	8,243,946

International Bancshares Corp. (TX)	200,337	6,146,339

KeyCorp (OH)	297,000	11,030,580

M&T Bank Corp. (NY) (L)	166,657	20,300,489

Marshall & Ilsley Corp. (WI) (L)	475,295	22,785,642

MB Financial, Inc. (IL) (L)	152,950	5,515,377

Mercantile Bankshares Corp. (MD)	284,250	12,813,990

Merrill Merchants Bankshares, Inc. (ME)	78,173	1,994,193

Mid-State Bancshares (CA)	50,000	1,499,500

National City Corp. (OH) (L)	407,587	15,182,616

North Fork Bancorp., Inc. (NY)	621,592	17,765,099

See notes to financial statements

Bank and Thrift Opportunity Fund

F I N A N C I A L  S T A T E M E N T S

Issuer	Shares	Value
Regional Banks (continued)

Northrim Bancorp., Inc. (AK)	73,555	$1,976,423

Pacific Capital Bancorp. (CA)	364,354	11,207,529

Placer Sierra Bancshares (CA)	14,550	345,126

PNC Financial Services Group, Inc. (PA)	284,800	19,944,544

Prosperity Bancshares, Inc. (TX)	158,745	5,506,864

Provident Bankshares Corp. (MD)	175,058	6,326,596

Regions Financial Corp. (AL)	177,390	6,731,951

S&T Bancorp., Inc. (PA)	154,700	5,236,595

Security Bank Corp. (GA)	197,500	4,785,425

Sky Financial Group, Inc. (OH)	309,850	7,761,743

Smithtown Bancorp., Inc. (NY) (L)	45,000	1,276,200

South Financial Group, Inc. (The) (SC) (L)	70,150	1,861,080

Southcoast Financial Corp. (SC) (I)(L)	44,990	932,193

Sterling Bancshares, Inc. (TX)	12,950	237,115

Summit Bancshares, Inc. (TX)	279,000	7,574,850

Summit Bank Corp. (GA)	135,000	3,181,950

SunTrust Banks, Inc. (GA)	322,826	25,500,026

SVB Financial Group (DE) (I)(L)	244,700	11,261,094

Synovus Financial Corp. (GA)	615,350	18,078,983

Taylor Capital Group, Inc. (IL)	241,950	8,431,958

TCF Financial Corp. (MN)	408,166	10,624,561

TD Banknorth, Inc. (ME) (L)	309,517	9,155,513

TriCo Bancshares (CA)	53,000	1,378,000

UCBH Holdings, Inc. (CA)	402,500	6,898,850

Umpqua Holdings Corp. (OR) (L)	182,901	5,165,124

UnionBanCal Corp. (DE)	139,000	8,003,620

Univest Corp. (PA)	205,218	6,222,210

Valley National Bancorp. (NJ)	100,255	2,612,645

Vineyard National Bancorp Co. (CA)	278,970	6,092,705

Virginia Commerce Bancorp., Inc.(VA) (I)(L)	30,000	610,800

Virginia Financial Group, Inc. (VA)	68,250	1,890,525

West Coast Bancorp. (OR)	67,583	2,223,481

Westamerica Bancorp. (CA)	40,000	1,994,000

Whitney Holding Corp. (LA)	150,750	4,923,495

Wilmington Trust Corp. (DE)	350,000	14,553,000

Yardville National Bancorp. (NJ)	97,400	3,882,364

Zions Bancorp. (UT)	356,053	28,626,661
Thrifts & Mortgage Finance 5.09%		45,405,767

Astoria Financial Corp. (NY)	75,865	2,200,844

BankUnited Financial Corp. (Class A) (FL)	70,300	1,895,991

Benjamin Franklin Bancorp., Inc. (MA)	15,000	212,700

Berkshire Hills Bancorp., Inc. (DE)	74,110	2,679,818

Countrywide Financial Corp. (CA)	186,500	7,109,380

Hingham Institute for Savings (MA)	80,000	2,841,600

Hudson City Bancorp., Inc. (NJ)	421,810	5,791,451

See notes to financial statements

Bank and Thrift Opportunity Fund

F I N A N C I A L  S T A T E M E N T S

Issuer			Shares	Value

Thrifts & Mortgage Finance (continued)

LSB Corp. (MA)			65,000	$1,059,500

PennFed Financial Services, Inc. (NJ)			313,600	5,757,696

Sovereign Bancorp., Inc. (PA)			113,400	2,705,724

Washington Mutual, Inc. (WA)			230,812	9,763,348

Webster Financial Corp. (CT)			70,110	3,387,715

	Interest	Maturity	Par value
Issuer, description	rate	date	(000)	Value

Short-term investments 12.82%				$114,371,159
(Cost $114,371,159)
Certificates of Deposit 0.01%				81,044

Citizens South Bank	3.300%	11-02-06	$2	1,574

Country Bank for Savings	5.640	08-30-08	2	1,610

First Bank Richmond	2.960	12-05-07	16	15,628

First Federal Savings Bank of Louisiana	2.480	12-07-07	3	2,711

First Niagara Bank	2.960	05-09-07	2	1,594

First Savings Bank of Perkasie	4.250	05-02-07	4	4,103

First South	5.150	03-15-07	2	1,540

Framingham Cooperative Bank	3.750	09-10-07	3	3,163

Home Bank	2.720	12-04-07	15	15,047

Hudson River Bank & Trust	1.980	11-21-07	7	7,378

Hudson Savings Bank	2.500	04-20-07	2	1,670

Machias Savings Bank	1.930	05-24-07	2	1,609

Middlesex Savings Bank	5.120	08-17-08	2	1,652

Midstate Federal Savings and Loan Assn.	4.080	05-27-07	2	1,669

Milford Bank	3.500	05-27-07	2	1,552

Milford Federal Savings and Loan Assn.	3.650	08-28-08	2	1,683

Mt. Washington Bank	3.300	10-31-07	2	1,564

Mt. McKinley Bank	3.850	12-03-06	1	1,441

Natick Federal Savings Bank	4.590	08-31-07	2	1,611

New Haven Savings Bank	2.900	05-31-07	2	1,504

Newburyport Bank	3.400	10-20-08	2	1,777

Newtown Savings Bank	3.100	05-30-07	2	1,576

OBA Federal Savings Bank	4.030	06-15-07	1	1,077

Plymouth Savings Bank	3.000	04-21-07	2	1,629

Randolph Savings Bank	4.000	09-13-07	2	1,585

Salem Five Bank	3.200	12-17-06	2	1,517

Sunshine State Federal Savings and Loan Assoc.	3.440	05-10-07	2	1,580

See notes to financial statements

Bank and Thrift Opportunity Fund

F I N A N C I A L  S T A T E M E N T S

	Interest	Par value
Issuer, description, maturity date	rate	(000)	Value

Joint Repurchase Agreement 0.94%			8,346,000

Investment in a joint repurchase
agreement transaction with
Morgan Stanley — Dated 10-31-06
due 11-01-06 (secured by U.S.
Treasury Inflation Indexed Bond
3.375% due 4-15-32).
Maturity value: $8,347,222	5.270%	$8,346	8,346,000

		Shares

Cash Equivalents 11.87%			105,944,115

AIM Cash Investment Trust (T)		105,944,115	105,944,115

Total investments (Cost $523,282,454) 111.72%			$997,108,486

Other assets and liabilities, net (11.72%)			$(104,624,448)

Total net assets 100.00%			$892,484,038

(B) This security is fair valued in good faith under procedures established by the Board of Trustees. These securities amounted to $841,610 or 0.09% of the Fund’s net assets as of October 31, 2006.

(G) Security rated internally by John Hancock Advisers, LLC.

(I) Non-income-producing security.

(L) All or a portion of this security is on loan as of October 31, 2006.

(T) Represents investment of securities lending collateral.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements

Bank and Thrift Opportunity Fund

Financial statements

F I N A N C I A L  S T A T E M E N T S

Statement of assets and liabilities 10-31-06

This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value for each common share.

Assets

Investments at value (cost $523,282,454)
including $103,653,383 of securities loaned	$997,108,486
Cash	479
Receivable for investments sold	902,120
Dividends and interest receivable	1,460,365
Other assets	112,790

Total assets	999,584,240

Liabilities

Payable for investments purchased	46,172
Payable upon return of securities loaned	105,944,115
Payable to affiliates
Management fees	755,924
Other	84,803
Other payables and accrued expenses	269,188

Total liabilities	107,100,202

Net Assets

Capital paid-in	396,955,009
Accumulated net realized gain on investments	21,338,530
Net unrealized appreciation of investments	473,826,032
Accumulated net investment income	364,467

Net assets	$892,484,038

Net asset value per common share

Based on 84,400,000 shares of beneficial interest outstanding —
unlimited number of shares authorized with no par value	$10.57

See notes to financial statements

Bank and Thrift Opportunity Fund

F I N A N C I A L  S T A T E M E N T S

Statement of operations For the year ended 10-31-06.

This Statement of Operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income
Dividends (net of foreign withholding taxes of $31,588)	$23,736,743
Interest	1,098,502
Securities lending	98,876

Total investment income	24,934,121

Expenses

Investment management fees (Note 2)	10,282,446
Administration fees (Note 2)	2,235,314
Transfer agent fees (Note 2)	41,749
Custodian fees	133,345
Printing fees	129,323
Blue sky fees	74,567
Professional fees	48,925
Trustees’ fees	46,236
Compliance fees	19,447
Securities lending fees	3,836
Interest	1,285
Miscellaneous	45,244

Total expenses	13,061,717
Less expense reductions (Note 2)	(1,486,183)

Net expenses	11,575,534

Net investment income	13,358,587

Realized and unrealized gain

Net realized gain on investments	91,532,530
Change in net unrealized appreciation (depreciation) of investments	(9,737,872)

Net realized and unrealized gain	81,794,658

Increase in net assets from operations	$95,153,245

See notes to financial statements

Bank and Thrift Opportunity Fund

F I N A N C I A L  S T A T E M E N T S

Statement of changes in net assets

These Statements of Changes in Net Assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, and distributions, if any, paid to shareholders.

	Year	Year
	ended	ended
	10-31-05[1]	10-31-06

Increase (decrease) in net assets
From operations
Net investment income	$12,211,582	$13,358,587
Net realized gain	76,139,650	91,532,530
Change in net unrealized appreciation (depreciation)	(48,302,904)	(9,737,872)

Increase in net assets resulting from operations	40,048,328	95,153,245

Distributions to shareholders
From net investment income	(19,937,812)	(14,179,201)
From net realized gain	(75,518,588)	(76,128,800)
	(95,456,400)	(90,308,001)

Net assets

Beginning of period	943,046,866	887,638,794

End of period[2]	$887,638,794	$892,484,038

1 Audited by previous auditor.

2 Includes accumulated net investment income of $1,185,081 and $364,467, respectively.

See notes to financial statements

Bank and Thrift Opportunity Fund

F I N A N C I A L  S T A T E M E N T S

Financial highlights

The Financial highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

COMMON SHARES

Period ended	10-31-02[1]	10-31-03[1]	10-31-04[1]	10-31-05[1]	10-31-06

Per share operating performance
Net asset value, beginning of period	$9.76	$9.54	$10.94	$11.17	$10.52
Net investment income[2]	0.11	0.12	0.13	0.14	0.16
Net realized and unrealized
gain on investments	0.88	2.14	1.55	0.34	0.96
Total from investment operations	0.99	2.26	1.68	0.48	1.12
Less distributions
From net investment income	(0.13)	(0.12)	(0.12)	(0.24)	(0.17)
From net realized gain	(1.08)	(0.74)	(1.33)	(0.89)	(0.90)
	(1.21)	(0.86)	(1.45)	(1.13)	(1.07)
Net asset value, end of period	$9.54	$10.94	$11.17	$10.52	$10.57
Per share market value, end of period	$7.92	$9.65	$10.14	$9.39	$9.80
Total return at market value[3,4] (%)	15.39	35.54	21.37	3.68	16.41

Ratios and supplemental data

Net assets, end of period
(in millions)	$805	$923	$943	$888	$892
Ratio of net expenses to average
net assets (%)	1.43	1.43	1.39	1.32	1.29
Ratio of gross expenses to average
net assets[5] (%)	1.46	1.48	1.47	1.47	1.46
Ratio of net investment income
to average net assets (%)	1.11	1.28	1.17	1.34	1.49
Portfolio turnover (%)	20	4	5	5	9

1 Audited by previous auditor.

2 Based on the average of the shares outstanding.

3 Assumes dividend reinvestment.

4 Total returns would have been lower had certain expenses not been reduced during the periods shown.

5 Does not take into consideration expense reductions during the periods shown.

See notes to financial statements

Bank and Thrift Opportunity Fund

Notes to financial statements

Note 1
Accounting policies

John Hancock Bank and Thrift Opportunity Fund (the “Fund”) is a diversified closed-end management investment company, shares of which were initially offered to the public on August 23, 1994, and are publicly traded on the New York Stock Exchange.

Significant accounting policies of the Fund
are as follows:

Valuation of investments

Securities in the Fund’s portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or if quotations are not readily available, or the value has been materially affected by events occurring after the closing of a foreign market, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments which have a remaining maturity of 60 days or less may be valued at amortized cost, which approximates market value. Investments in AIM Cash Investment Trust are valued at their net asset value each business day. The Fund determines the net asset value of the common shares each business day. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in “Foreign currency translation” below.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the “Adviser”), a wholly owned subsidiary of John Hancock Financial Services, Inc., a subsidiary of Manulife Financial Corporation (“MFC”), may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase  agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund’s custodian bank receives delivery of the underlying securities for the joint account on the Fund’s behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Foreign currency translation

All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 4:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain (loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

Investment transactions

Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting

Bank and Thrift Opportunity Fund

purposes, investment transactions are reported on trade date. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

Expenses

The majority of expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At October 31, 2006, the Fund loaned securities having a market value of $103,653,383 collateralized by cash in the amount of $105,944,115. The cash collateral was invested in a short-term instrument. Securities lending expenses are paid by the Fund to the Adviser.

Federal income taxes

The Fund qualifies as a “regulated investment company” by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

New accounting pronouncements

In June 2006, Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”) was issued and is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management is currently evaluating the application of the Interpretation to the Fund and has not at this time quantified the impact, if any, resulting from the adoption of the Interpretation on the Fund’s financial statements.

In September 2006, FASB Standard No. 157, Fair Value Measurements (“FAS 157”) was issued, and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishing a framework for measuring fair value and expands disclosure about fair value measurements. Management is currently evaluating the application of FAS 157 to the Fund and its impact, if any, resulting from the adoption of FAS 157 on the Fund’s financial statements.

Dividends, interest and distributions

 Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. During the year ended October 31, 2005, the tax character of distributions paid was as follows: ordinary income $20,979,308 and long-term capital gain $74,477,092. During the year ended October 31, 2006, the tax character of distributions paid was as follows: ordinary income $15,689,117 and long-term capital gain $74,618,884.

As of October 31, 2006, the components of distributable earnings on a tax basis included $3,241,875 of undistributed ordinary income and $18,635,346 of undistributed long-term gain.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions

Bank and Thrift Opportunity Fund

in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

Note 2
Management fee and transactions with
affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser at an annual rate of 1.15% of the Fund’s average weekly net asset value.

The Adviser has agreed to limit the management fee to 1.10% of the Fund’s average weekly net asset value, at least until June 30, 2007. Accordingly, the expense reductions related to management fee limitation amounted to $144,994 for the period from July 1, 2006 to October 31, 2006.

Effective December 31, 2005, the investment management teams of the Adviser were reorganized into Sovereign Asset Management LLC (“Sovereign”), a wholly owned indirect subsidiary of John Hancock Life Insurance Company (“JHLICO”), a subsidiary of MFC. The Adviser remains the principal advisor on the Fund and Sovereign acts as subadviser under the supervision of the Adviser. The restructuring did not have an impact on the Fund, which continues to be managed using the same investment philosophy and process. The Fund is not responsible for payment of the subadvisory fees.

Effective October 1, 2006, Sovereign changed its name to MFC Global Investment Management (U.S.), LLC.

The Fund has an agreement with the Adviser to perform certain administrative services for the Fund. The compensation for the year  was at an annual rate of 0.25% of the average weekly net asset value of the Fund. The Adviser agreed to limit the administration fee to 0.10% of the Fund’s average weekly net asset value. Accordingly, the expense reductions related to the administration fee amounted to $1,341,189 for the year ended October 31, 2006. The Adviser reserves the right to terminate this limitation in the future with Trustees’ approval. The net administrative fee compensation for the year amounted to $894,126. The Fund also paid the Adviser the amount of $140 for certain publishing services, included in the printing fees. The Fund also reimbursed JHLICO for certain compliance costs, included in the Fund’s Statement of Operations.

Mr. James R. Boyle is Chairman of the Adviser, as well as affiliated Trustee of the Fund, and is compensated by the Adviser and/or its affiliates. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund’s deferred compensation liability are recorded on the Fund’s books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

The Fund is listed for trading on the New York Stock Exchange (“NYSE”) and has filed with the NYSE its chief executive officer certification regarding compliance with the NYSE’s listing standards. The Fund also files with the Securities and Exchange Commission the cer-tification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.

Bank and Thrift Opportunity Fund

Note 3

Fund common share transactions

The Fund had no common share transactions during the years ended October 31, 2005 and October 31, 2006.

Note 4

Investment transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the year ended October 31, 2006, aggregated $80,517,093 and $146,975,656, respectively.

The cost of investments owned on October 31, 2006, including short-term investments, for federal income tax purposes was $523,316,932. Gross unrealized appreciation and depreciation of investments aggregated $477,043,562 and $3,252,008, respectively, resulting in net unrealized appreciation of $473,791,554. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on certain sales of securities.

Bank and Thrift Opportunity Fund

Auditors’ report Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Bank and Thrift Opportunity Fund,

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Bank and Thrift Opportunity Fund (the “Fund”) as of October 31, 2006, the results of its operations, the changes in its net assets and the financial highlights for the year the ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities as of October 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The statement of changes in net assets of the Fund for the year ended October 31, 2005, and the financial highlights for each of the periods ended on or before October 31, 2005, were audited by another independent registered public accounting firm, whose report dated December 9, 2005, expressed an unqualified opinion thereon.

PricewaterhouseCoopers LLP Boston, Massachusetts December 13, 2006

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended October 31, 2006.

The Fund has designated distributions to shareholders of $74,618,884 as a long-term capital gain dividend.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended October 31, 2006, 100% of the dividends qualifies for the corporate dividends-received deduction.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2006.

Shareholders will be mailed a 2006 U.S. Treasury Department Form 1099-DIV in January 2007. This will reflect the total of all distributions that are taxable for calendar year 2006.

Investment objective and policy

The Fund is a closed-end diversified management investment company, shares of which were initially offered to the public on August 23, 1994, and are publicly traded on the New York Stock Exchange. Its investment objective is long-term capital appreciation.

On November 20, 2001, the Fund’s Trustees approved the following investment policy changes effective December 15, 2001: Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of U.S. regional banks and thrifts and holding companies that primarily own or receive a substantial portion of their income from regional banks or thrifts. “Net assets” is defined as net assets plus borrowings for investment purposes. “Primarily owned” means that the bank or financial holding company derives a substantial portion of its business from U.S. regional banks or thrifts as determined by the Adviser, based upon generally accepted measures such as revenues, asset size and number of employees. U.S. regional banks or thrifts are ones that provide full-service banking (i.e. savings accounts, checking accounts, commercial lending and real estate lending) and whose assets are primarily of domestic origin. The Fund will notify shareholders at least 60 days prior to any change in this 80% investment policy.

The Fund may invest in investment-grade debt securities as well as debt securities rated BB or below by Standard & Poor’s Ratings group (“Standard & Poor’s”) or Ba or below by Moody’s Investors Service, Inc. (“Moody’s”), or, if unrated by such rating organizations, determined by the Adviser to be of comparable quality.

Bylaws

On November 19, 2002, the Board of Trustees adopted several amendments to the Fund’s bylaws, including provisions relating to the calling of a special meeting and requiring advance notice of shareholder proposals or nominees for Trustee. The advance notice provisions in the bylaws require shareholders to notify the Fund in writing of any proposal that they intend to present at an annual meeting of shareholders, including any nominations for Trustee, between 90 and 120 days prior to the first anniversary of the mailing date of the notice from the prior year’s annual meeting of shareholders. The notification must be in the form prescribed by the bylaws. The advance notice provisions provide the Fund and its Trustees with the opportunity to thoughtfully consider and address the matters proposed before the Fund prepares and mails its proxy statement to shareholders. Other amendments set forth the procedures that must be followed in order for a shareholder to call a special meeting of shareholders. Please contact the Secretary of the Fund for additional information about the advance notice requirements or the other amendments to the bylaws.

Dividends and distributions

During the year ended October 31, 2006, dividends from net investment income totaling $0.1681 per share and capital gain distributions totaling $0.9021 per share were paid to shareholders. The dates of payments and the amounts per share are as follows:

INCOME
PAYMENT DATE	DIVIDEND

December 30, 2005	$0.0399
March 31, 2006	0.0404
June 30, 2006	0.0419
September 29, 2006	0.0459

CAPITAL
GAIN
PAYMENT DATE	DISTRIBUTION

December 30, 2005	$0.2471
March 31, 2006	0.2206
June 30, 2006	0.2192
September 29, 2006	0.2152

Dividend reinvestment plan

The Fund offers its shareholders a Dividend Reinvestment Plan, (the “Plan”), which offers the opportunity to earn compounded yields. Each holder of common shares will automatically have all distributions of dividends and capital gains reinvested by Mellon Investor Services as Plan agent for the shareholders (the “Plan Agent”), unless an election is made to receive cash. Each registered shareholder will receive from the Plan Agent an authorization card to be signed and returned if the shareholder elects to receive distributions from net investment income in cash or elects not to receive capital gains distributions in the form of a shares dividend. Shareholders may also make their election by notifying the Plan Agent by telephone or by visiting the Plan Agent’s Web site at www.melloninvestor.com. Holders of common shares who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the common shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose shares are held in the name of a broker or nominee or shareholders transferring such an account to a new broker or nominee should contact the broker or nominee, to determine whether and how they may participate in the Plan.

The Plan Agent serves as agent for the holders of common shares in administering the Plan. After the Fund declares a dividend or makes a capital gains distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy common shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. The Fund will not issue any new shares in connection with the Plan. The Plan Agent’s fees for the handling of reinvestment of dividends and other distributions will be paid by the Fund. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of distributions. There are no other charges to participants for reinvesting dividends or capital gain distributions.

Participants in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.melloninvestor.com. Such withdrawal will be effective immediately if received prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan, as provided below, either a cash payment will be made to the participant for the full value of the common shares credited to the account upon instruction by the participant, or certificates for whole common shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a common share credited to such account. The Plan Agent maintains each shareholder’s account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. The Plan Agent will hold common shares in the account of each Plan participant in non-certificated form in the name of the participant. Proxy material relating to shareholders’ meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan. In the case of shareholders such as banks, brokers or nominees, which hold common shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder’s name and held for the account of beneficial owners who are participants in the Plan. Shares may be purchased through broker-dealers.

Dividends and capital gains distributions are taxable whether received in cash or reinvested in additional common shares, and the automatic reinvestment of dividends and capital gain distributions will not relieve participants of any U.S. federal income tax that may be payable or required to be withheld on such dividends or distributions. The amount of dividends to be reported on 1099-DIV should be the amount of cash used by the Plan Agent to purchase shares in the open market, including the amount of cash allocated to brokerage commissions paid on such purchases. Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent by at least 90 days’ written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, Mellon Bank, N.A., c/o Mellon
Investor Services, P.O. Box 3338,
South Hackensack, NJ 07606-1938
(Telephone: 1-800-852-0218).

Shareholder communication and assistance

If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Mellon Investor Services Newport Office Center VII 480 Washington Boulevard Jersey City, NJ 07310 Telephone: 1-800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

Shareholder meeting

On March 22, 2006, the Annual Meeting of the Fund was held to elect four Trustees and to ratify the actions of the Trustees in selecting independent auditors for the Fund.

Proxies covering 81,026,978 shares of beneficial interest were voted at the meeting. The shareholders elected the following Trustees to serve until their respective successors are duly elected and qualified, with the votes tabulated as follows:

		WITHHELD
	FOR	AUTHORITY

James R. Boyle	78,335,144	2,691,834
Ronald R. Dion	78,354,208	2,672,770
Charles L. Ladner	78,344,941	2,682,037
John A. Moore	78,382,604	2,644,374

The shareholders ratified the Trustees’ selection of PricewaterhouseCoopers LLP as the Fund’s independent auditor for the fiscal year ending October 31, 2006, with votes tabulated as follows: 79,732,629 FOR; 833,055 AGAINST and 461,294 ABSTAINING.

Board Consideration of and
Continuation ofInvestment Advisory
Agreement and Sub-Advisory
Agreement: John Hancock Bank and
Thrift Opportunity Fund

The Investment Company Act of 1940 (the “1940 Act”) requires the Board of Trustees (the “Board”) of John Hancock Bank and Thrift Opportunity Fund (the “Fund”), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Trustees”), annually to review and consider the continuation of: (i) the investment advisory agreement (the “Advisory Agreement”) with John Hancock Advisers, LLC (the “Adviser”) and (ii) the investment sub-advisory agreement (the “Sub-Advisory Agreement”) with MFC Global Investment Management (U.S.), LLC (the “Sub-Adviser”). The Advisory Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At meetings held on May 1-2 and June 5-6, 2006,1 the Board, considered the factors and reached the conclusions described below relating to the selection of the Adviser and Sub-Adviser and the continuation of the Advisory Agreements. During such meetings, the Board’s Contracts/Operations Committee and the Independent Trustees also met in executive sessions with their independent legal counsel.

In evaluating the Advisory Agreements, the Board, including the Contracts/Operations Committee and the Independent Trustees, reviewed a broad range of information requested for this purpose by the Independent Trustees, including: (i) the investment performance of the Fund relative to a category of relevant funds (the “Category”) and a peer group of comparable funds (the “Peer Group”) each selected by Morningstar Inc. (“Morningstar”), an independent provider of investment company data, for a range of periods ended December 31, 2005; (ii) advisory and other fees incurred by, and the expense ratios of, the Fund relative to a Category and a Peer Group; (iii) the Adviser’s financial results and condition, including its and certain of its affiliates’ profitability from services performed for the Fund; (iv) breakpoints in the Fund’s and the Peer Group’s fees, and information about economies of scale; (v) the Adviser’s and Sub-Adviser’s record of compliance with applicable laws and regulations, with the Fund’s investment policies and restrictions and with the applicable Code of Ethics, and the structure and responsibilities of the Adviser’s and Sub-Adviser’s compliance department; (vi) the background and experience of senior management and investment professionals and (vii) the nature, cost and character of advisory and non-investment management services provided by the Adviser and its affiliates and by the Sub-Adviser.

The Board’s review and conclusions were based on a comprehensive consideration of all information presented to the Board and not the result of any single controlling factor. It was based on performance and other information as of December 31, 2005; facts may have changed between that date and the date of this shareholders report. The key factors considered by the Board and the conclusions reached are described below.

Nature, extent and quality of services

The Board considered the ability of the Adviser and the Sub-Adviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of the Adviser and Sub-Adviser. In addition, the Board took into account the administrative services provided to the Fund by the Adviser and its affiliates.

Based on the above factors, together with those referenced below, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser and Sub-Adviser were sufficient to support renewal of the Advisory Agreements.

Fund performance

The Board considered the performance results for the Fund over various time periods ended December 31, 2005. The Board also considered these results in comparison to the performance of the Category, as well as the Fund’s Peer Group and benchmark index. Morningstar determined the Category and Peer Group for the Fund. The Board reviewed with a representative of Morningstar the methodology used by Morningstar to select the funds in the Category and the Peer Group. The Board noted the imperfect comparability of the Peer Group.

The Board noted the Fund’s performance during the 10-year period under review was higher than the performance of the Category and Peer Group medians and its benchmark index — the Dow Jones Financials Sector Index. During the five-year period, the Fund’s performance was lower than the Peer Group median and higher than the Category median, and its benchmark index. The Board also noted that the Fund’s performance for the more recent one- and three-year periods was lower than the median performance of its Category and Peer Group, and its benchmark index. The Adviser discussed planned changes designed to improve the Fund’s performance. The Board indicated its intent to continue to monitor the Fund’s performance trends to assess whether other remedial changes are warranted.

Investment advisory fee and sub-advisory
fee rates and expenses

The Board reviewed and considered the contractual investment advisory fee rate payable by the Fund to the Adviser for investment advisory services (the “Advisory Agreement Rate”). The Board received and considered information comparing the Advisory Agreement Rate with the advisory fees for the Peer Group. The Board noted that the Advisory Agreement Rate was higher than the median rate of the Peer Group and the Category. The Adviser discussed with the Board factors contributing to the higher Advisory Agreement Rate. The Board favorably considered the Adviser’s agreement to implement additional fee waivers, which will lower the Advisory Agreement Rate.

The Board received and considered expense information regarding the Fund’s various components, including advisory fees, and other non-advisory fees, including transfer agent fees, custodian fees, and other miscellaneous fees (e.g., fees for accounting and legal services). The Board considered comparisons of these expenses to the Peer Group median. The Board also received and considered expense information regarding the Fund’s total operating expense ratio (“Gross Expense Ratio”) and total operating expense ratio after taking the fee waiver arrangement applicable to the Advisory Agreement Rate into account (“Net Expense Ratio”). The Board received and considered information comparing the Gross Expense Ratio and Net Expense Ratio of the Fund to that of the Peer Group and Category medians. The Board noted that the Fund’s Gross and Net Expense Ratios were higher than the Peer Group median. The Board also noted that the Fund’s Gross and Net Expense Ratios were either equal to or lower than the Category median. The Board favorably considered the impact of the additional fee waivers towards ultimately lowering the Fund’s total operating expense ratio.

The Adviser also discussed the Morningstar data and rankings, and other relevant information, for the Fund. Based on the above-referenced considerations and other factors, the Board concluded that the Fund’s plans for lowering the Advisory Agreement Rate and improving performance supported the re-approval of the Advisory Agreements.

The Board also received information about the investment sub-advisory fee rate (the “Sub-Advisory Agreement Rate”) payable by the Adviser to the Sub-Adviser for investment sub-advisory services. The Board concluded that the Sub-Advisory Agreement Rate was fair and equitable, based on its consideration of the factors described here.

Profitability

The Board received and considered a detailed profitability analysis of the Adviser based on the Advisory Agreements, as well as on other relationships between the Fund and the Adviser and its affiliates, including the Sub-Adviser. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits reported by the Adviser were not unreasonable.

Economies of scale

The Board received and considered general information regarding economies of scale with respect to the management of the Fund, including the Fund’s ability to appropriately benefit from economies of scale under the Fund’s fee structure. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Adviser’s and Sub-Adviser’s costs are not specific to individual Funds, but rather are incurred across a variety of products and services.

The Board observed that the Advisory Agreements did not offer breakpoints. However, the Board considered the limited relevance of economies of scale in the context of a closed-end fund that, unlike an open-end fund, does not continuously offer its shares. The Board noted that the Fund, as a closed-end investment company, was not expected to increase materially in size and that its assets would grow (if at all) through the investment performance of the Fund. Therefore, the Board did not consider potential economies of scale as a principal factor in assessing the fees payable under the Agreements, but concluded that the fees were fair and equitable based on relevant factors.

Other benefits to the Adviser

The Board received information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of the Adviser’s relationship with the Fund. Such benefits could include, among others, benefits directly attributable to the relationship of the Adviser with the Fund and benefits potentially derived from an increase in the business of the Adviser as a result of its relationship with the Fund (such as the ability to market to shareholders other financial products offered by the Adviser and its affiliates).

The Board also considered the effectiveness of the Adviser’s, Sub-Adviser’s and Fund’s policies and procedures for complying with the requirements of the federal securities laws, including those  relating to best execution of portfolio transactions and brokerage allocation.

Other factors and broader review

As discussed above, the Board reviewed detailed materials received from the Adviser and Sub-Adviser as part of the annual re-approval process. The Board also regularly reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of the Adviser and Sub-Adviser at least quarterly, which include, among other things, fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year.

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements.

1 The Board previously considered information about the Sub-Advisory Agreement at the September and December 2005 Board meetings in connection with the Adviser’s reorganization.

Information about the portfolio managers

Management Biographies and Fund Ownership
Below is a list of the portfolio managers who share joint responsibility for the day-to-day investment management of the Fund. It provides a brief summary of their business careers over the past five years and their range of beneficial share ownership in the Fund as of October 31, 2006.

James K. Schmidt, CFA
Executive Vice President, MFC Global Investment Management (U.S.), LLC since 2005
Executive Vice President, John Hancock Advisers, LLC (1994–2005)
Began business career in 1979
Joined fund team in 1994
Fund ownership — None

Lisa A. Welch
Vice President, MFC Global Investment Management (U.S.), LLC since 2005
Vice President, John Hancock Advisers, LLC (2002–2005)
Began business career in 1986
Joined fund team in 1998
Fund ownership — None

Susan A. Curry
Portfolio Manager, MFC Global Investment Management (U.S.), LLC since 2006
Research Officer, Portfolio Officer and Sr. Prod. Mgr., John Hancock Advisers, LLC (1998–2005)
Began business career in 1993
Joined fund team in 2006
Fund ownership — None

Other Accounts the Portfolio Managers are Managing
The table below indicates for each portfolio manager information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of October 31, 2006. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

P O R T F O L I O M A N A G E R	O T H E R A C C O U N T S M A N A G E D B Y T H E P O R T F O L I O M A N A G E R S

James K. Schmidt, CFA	Other Registered Investment Companies:
Six (6) funds with total assets of approximately $4.5 billion.
Other Pooled Investment Vehicles: None
Other Accounts: None

Lisa A. Welch	Other Registered Investment Companies:
Five (5) funds with total assets of approximately $4.4 billion.
Other Pooled Investment Vehicles: None
Other Accounts: None

Susan Curry	Other Registered Investment Companies:
One (1) fund with total assets of approximately $2 billion.
Other Pooled Investment Vehicles: None
Other Accounts: None

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. For the reasons outlined below, the Fund does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the Fund as well as one or more other accounts. The Adviser and the Sub-Adviser have adopted procedures, overseen by the Chief Compliance Officer, that are intended to monitor compliance with the policies referred to in the following paragraphs.

• The Sub-Adviser has policies that require a portfolio manager to allocate investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

• When a portfolio manager intends to trade the same security for more than one account, the policies of the Sub-Adviser generally require that such trades for the individual accounts are aggregated so each account receives the same price. Where not possible or may not result in the best possible price, the Sub-Adviser will place the order in a manner intended to result in as favorable a price as possible for such client.

• The investment performance on specific accounts is not a factor in determining the portfolio manager’s compensation. See “Compensation of Portfolio Managers” below. Neither the Adviser nor the Sub-Adviser receives a performance-based fee with respect to other accounts managed by the Fund’s portfolio managers.

• The Sub-Adviser imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

• The Sub-Adviser seeks to avoid portfolio manager assignments with potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of Portfolio Managers

The Sub-Adviser has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied consistently among investment professionals. At the Sub-Adviser, the structure of compensation of investment professionals is currently composed of the following basic components: fixed base salary, and an annual investment bonus plan, as well as customary benefits that are offered generally to all full-time employees of the Sub-Adviser. A limited number of senior portfolio managers, who serve as officers of both the Sub-Adviser and its parent company, may also receive options or restricted stock grants of common shares of Manulife Financial Corporation.

Only investment professionals are eligible to participate in the Investment Bonus Plan on an annual basis. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses: 1) The investment performance of all accounts managed by the investment professional over one- and three-year periods are considered. The pre-tax performance of each account is measured relative to an appropriate peer group benchmark. 2) The profitability of the Sub-Adviser and its parent company are also considered in determining bonus awards, with greater emphasis placed upon the profitability of the Adviser. 3) The more intangible contributions of an investment professional to the Sub-Adviser’s business, including the investment professional’s support of sales activities, new fund/strategy idea generation, professional growth and development, and management, where applicable, are evaluating in determining the amount of any bonus award.

While the profitability of the Sub-Adviser and the investment performance of the accounts that the investment professionals maintain are factors in determining an investment professional’s overall compensation, the investment professional’s compensation is not linked directly to the net asset value of any fund.

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees

Name, age		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

Ronald R. Dion , Born: 1946	1998	53

Independent Chairman (since 2005); Chairman and Chief Executive Officer,
R.M. Bradley & Co., Inc.; Director, The New England Council and Massachusetts
Roundtable; Trustee, North Shore Medical Center; Director, Boston Stock
Exchange; Director, BJ’s Wholesale Club, Inc. and a corporator of the Eastern
Bank; Trustee, Emmanuel College; Director, Boston Municipal Research Bureau;
Member of the Advisory Board, Carroll Graduate School of Management at
Boston College.

James F. Carlin , Born: 1940	1994	53

Director and Treasurer, Alpha Analytical Laboratories Inc. (chemical analysis)
(since 1985); Part Owner and Treasurer, Lawrence Carlin Insurance Agency,
Inc. (since 1995); Part Owner and Vice President, Mone Lawrence Carlin
Insurance Agency, Inc. (until 2005); Director and Treasurer, Rizzo Associates
(engineering) (until 2000); Chairman and CEO, Carlin Consolidated, Inc.
(management/investments) (since 1987); Director and Partner, Proctor Carlin
& Co., Inc. (until 1999); Trustee, Massachusetts Health and Education Tax
Exempt Trust (since 1993); Director of the following: Uno Restaurant Corp.
(until 2001), Arbella Mutual (insurance) (until 2000), HealthPlan Services, Inc.
(until 1999), Flagship Healthcare, Inc. (until 1999), Carlin Insurance Agency, Inc.
(until 1999); Chairman, Massachusetts Board of Higher Education (until 1999).

Richard P. Chapman, Jr.,[2] Born: 1935	2005	53

President and Chief Executive Officer, Brookline Bancorp, Inc. (lending) (since
1972); Chairman and Director, Lumber Insurance Co. (insurance) (until 2000);
Chairman and Director, Northeast Retirement Services, Inc. (retirement administration) (since 1998); Vice Chairman, Northeastern University Board of Trustees (since 2004).

William H. Cunningham , Born: 1944	1995	158

Former Chancellor, University of Texas System and former President of the
University of Texas, Austin, Texas; Chairman and CEO, IBT Technologies (until
2001); Director of the following: Hire.com (until 2004), STC Broadcasting, Inc.
and Sunrise Television Corp. (until 2001), Symtx, Inc. (electronic manufacturing)
(since 2001), Adorno/Rogers Technology, Inc. (until 2004), Pinnacle Foods
Corporation (until 2003), rateGenius (until 2003), Lincoln National Corporation
(insurance) (since 2006), Jefferson-Pilot Corporation (diversified life insurance company) (until 2006), New Century Equity Holdings (formerly Billing Concepts)

Independent Trustees (continued)

Name, age		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

William H. Cunningham , Born: 1944 (continued)	1995	158

(until 2001), eCertain (until 2001), ClassMap.com (until 2001), Agile Ventures
(until 2001), AskRed.com (until 2001), Southwest Airlines, Introgen and
Viasystems Group, Inc. (electronic manufacturer) (until 2003); Advisory
Director, Interactive Bridge, Inc. (college fundraising) (until 2001); Advisory
Director, Q Investments (until 2003); Advisory Director, JPMorgan Chase Bank
(formerly Texas Commerce Bank – Austin), LIN Television (since 2002), WilTel
Communications (until 2003) and Hayes Lemmerz International, Inc.
(diversified automotive parts supply company) (since 2003).

Charles L. Ladner,[2] Born: 1938	1994	158

Chairman and Trustee, Dunwoody Village, Inc. (retirement services) (until 2003);
Senior Vice President and Chief Financial Officer, UGI Corporation (public utility holding company) (retired 1998); Vice President and Director for AmeriGas, Inc.
(retired 1998); Director of AmeriGas Partners, L.P. (gas distribution) (until 1997);
Director, EnergyNorth, Inc. (until 1995); Director, Parks and History Association
(until 2007).

John A. Moore,[2] Born: 1939	2002	53

President and Chief Executive Officer, Institute for Evaluating Health Risks,
(nonprofit institution) (until 2001); Senior Scientist, Sciences International
(health research) (until 2003); Former Assistant Administrator and Deputy
Administrator, Environmental Protection Agency; Principal, Hollyhouse
(consulting) (since 2000); Director, CIIT Center for Health Science Research
(nonprofit research) (since 2002).

Patti McGill Peterson,[2] Born: 1943	2002	53

Executive Director, Council for International Exchange of Scholars and Vice
President, Institute of International Education (since 1998); Senior Fellow, Cornell
Institute of Public Affairs, Cornell University (until 1998); Former President of
Wells College and St. Lawrence University; Director, Niagara Mohawk Power
Corporation (until 2003); Director, Ford Foundation, International Fellowships
Program (since 2002); Director, Lois Roth Endowment (since 2002); Director,
Council for International Educational Exchange (since 2003).

Steven R. Pruchansky, Born: 1944	1994	53

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc.
(since 2000); Director and President, Greenscapes of Southwest Florida, Inc.
(until 2000); Managing Director, JonJames, LLC (real estate) (since 2001);
Director, First Signature Bank & Trust Company (until 1991); Director, Mast
Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991).

Non-Independent Trustee[3]

Name, age		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

James R. Boyle, Born: 1959	2005	260
President, John Hancock Annuities; Executive Vice President, John Hancock
Life Insurance Company (since June, 2004); Chairman and Director, John
Hancock Advisers, LLC (the “Adviser”), John Hancock Funds, LLC and The
Berkeley Financial Group, LLC (“The Berkeley Group”) (holding company) (since
2005); President, U.S. Annuities; Senior Vice President, The Manufacturers
Life Insurance Company (U.S.A.) (until 2004).

Principal officers who are not Trustees

Name, age
Position(s) held with Fund		Officer
Principal occupation(s) and		of Fund
directorships during past 5 years		since

Keith F. Hartstein, Born: 1956		2005
President and Chief Executive Officer
Senior Vice President, Manulife Financial Corporation (since 2004); Director,
President and Chief Executive Officer, the Adviser, The Berkeley Group, John
Hancock Funds, LLC (since 2005); Director, MFC Global Investment Management
(U.S.), LLC (“MFC Global (U.S.)”) (since 2005); Director, John Hancock Signature
Services, Inc. (since 2005); President and Chief Executive Officer, John Hancock
Investment Management Services, LLC (since 2006); President and Chief Executive
Officer, John Hancock Funds II, John Hancock Funds III and John Hancock Trust;
Director, Chairman and President, NM Capital Management, Inc. (since 2005);
Chairman, Investment Company Institute Sales Force Marketing Committee
(since 2003); Director, President and Chief Executive Officer, MFC Global (U.S.)
(2005–2006); Executive Vice President, John Hancock Funds, LLC (until 2005).

Thomas M. Kinzler, Born: 1955		2006
Secretary and Chief Legal Officer
Vice President and Counsel, John Hancock Life Insurance Company (U.S.A.)
(since 2006); Secretary and Chief Legal Officer, John Hancock Funds, John
Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2006);
Vice President and Associate General Counsel, Massachusetts Mutual Life
Insurance Company (1999–2006); Secretary and Chief Legal Counsel, MML
Series Investment Fund (2000–2006); Secretary and Chief Legal Counsel,
MassMutual Institutional Funds (2000–2004); Secretary and Chief Legal Counsel,
MassMutual Select Funds and MassMutual Premier Funds (2004–2006).

Francis V. Knox, Jr., Born: 1947		2005
Chief Compliance Officer
Vice President and Chief Compliance Officer, John Hancock Investment
Management Services, LLC, the Adviser and MFC Global (U.S.) (since 2005);
Vice President and Chief Compliance Officer, John Hancock Funds II, John
Hancock Funds III and John Hancock Trust (since 2005); Vice President and
Assistant Treasurer, Fidelity Group of Funds (until 2004); Vice President and
Ethics & Compliance Officer, Fidelity Investments (until 2001).

Principal officers who are not Trustees (continued)

Name, age
Position(s) held with Fund	Officer
Principal occupation(s) and	of Fund
directorships during past 5 years	since

Gordon M. Shone, Born: 1956	2006
Treasurer
Treasurer, John Hancock Funds (since 2006), John Hancock Funds II, John
Hancock Funds III and John Hancock Trust (since 2005); Vice President and
Chief Financial Officer, John Hancock Trust (2003–2005); Senior Vice President,
John Hancock Life Insurance Company (U.S.A.) (since 2001); Vice President,
John Hancock Investment Management Services, Inc., John Hancock Advisers,
LLC (since 2006) and The Manufacturers Life Insurance Company (U.S.A.)
(1998–2000).

John G. Vrysen, Born: 1955	2005
Chief Financial Officer
Director, Executive Vice President and Chief Financial Officer, the Adviser, The
Berkeley Group and John Hancock Funds, LLC (since 2005); Executive Vice
President and Chief Financial Officer, John Hancock Investment Management
Services, LLC (since 2005); Vice President and Chief Financial Officer, MFC Global
(U.S.) (since 2005); Director, John Hancock Signature Services, Inc. (since 2005);
Chief Financial Officer, John Hancock Funds II, John Hancock Funds III and John
Hancock Trust (since 2005); Vice President and General Manager, Fixed Annuities,
U.S. Wealth Management (until 2005); Vice President, Operations, Manulife
Wood Logan (2000–2004).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-225-5291.

1Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2Member of Audit Committee.

3Non-Independent Trustee holds positions with the Fund’s investment adviser, underwriter and certain other affiliates.

For more information

The Fund’s proxy voting policies, procedures and records are available without charge, upon request:

By phone	On the Fund’s Web site	On the SEC’s Web site
1-800-225-5291	www.jhfunds.com/proxy	www.sec.gov

Investment adviser	Transfer agent and	Independent registered
John Hancock Advisers, LLC	dividend disburser	public accounting firm
601 Congress Street	Mellon Investor Services	PricewaterhouseCoopers LLP
Boston, MA 02210-2805	Newport Office Center VII	125 High Street
	480 Washington Boulevard	Boston, MA 02110
Subadviser	Jersey City, NJ 07310
MFC Global Investment		Stock symbol
Management (U.S.), LLC	Legal counsel	Listed New York Stock
101 Huntington Avenue	Kirkpatrick & Lockhart	Exchange:
Boston, MA 02199	Nicholson Graham LLP	BTO
1 Lincoln Street
Custodian	Boston, MA 02111-2950	For shareholder assistance
The Bank of New York
One Wall Street		refer to page 23
New York, NY 10286

How to contact us

Internet	www.jhfunds.com

Mail	Regular mail:
Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310

Phone	Customer service representatives	1-800-852-0218
	Portfolio commentary	1-800-344-7054
	24-hour automated information	1-800-843-0090
	TDD line	1-800-231-5469

A listing of month-end portfolio holdings is available on our Web site, www.jhfunds.com. A more detailed portfolio holdings summary is available on a quarterly basis 60 days after the fiscal quarter on our Web site or upon request by calling 1-800-225-5291, or on the Securities and Exchange Commission’s Web site, www.sec.gov.

J O H N   H A N C O C K   F A M I L Y   O F  F U N D S

Equity	Internation
Balanced Fund	Greater China Opportunities Fund
Classic Value Fund	International Classic Value Fund
Classic Value Fund II	International Core Fund
Core Equity Fund	International Fund
Focused Equity Fund	International Growth Fund
Growth Fund
Growth Opportunities Fund	Income
Growth Trends Fund	Bond Fund
Intrinsic Value Fund	Government Income Fund
Large Cap Equity Fund	High Yield Fund
Large Cap Select Fund	Investment Grade Bond Fund
Mid Cap Equity Fund	Strategic Income Fund
Mid Cap Growth Fund
Multi Cap Growth Fund	Tax-Free Income
Small Cap Equity Fund	California Tax-Free Income Fund
Small Cap Fund	High Yield Municipal Bond Fund
Small Cap Intrinsic Value Fund	Massachusetts Tax-Free Income Fund
Sovereign Investors Fund	New York Tax-Free Income Fund
U.S. Core Fund	Tax-Free Bond Fund
U.S. Global Leaders Growth Fund
Value Opportunities Fund	Money Market
Money Market Fund
Asset Allocation & Lifestyle	U.S. Government Cash Reserve
Allocation Core Portfolio
Allocation Growth + Value Portfolio	Closed-End
Lifestyle Aggressive Portfolio	Bank & Thrift Opportunity
Lifestyle Balanced Portfolio	Financial Trends
Lifestyle Conservative Portfolio	Income Securities
Lifestyle Growth Portfolio	Investors Trust
Lifestyle Moderate Portfolio	Patriot Global Dividend
Patriot Preferred Dividend
Sector	Patriot Premium Dividend I
Financial Industries Fund	Patriot Premium Dividend II
Health Sciences Fund	Patriot Select Dividend
Real Estate Fund	Preferred Income
Regional Bank Fund	Preferred Income II
Technology Fund	Preferred Income III
Technology Leaders Fund	Tax-Advantaged Dividend

For more complete information on any John Hancock Fund and an Open-End fund prospectus, which includes charges and expenses, call your financial professional, or John Hancock Funds at 1-800-225-5291 for Open-End fund information and 1-800-852-0218 for Closed-End fund information. Please read the Open-End fund prospectus carefully before investing or sending money.

1-800-852-0218 1-800-843-0090 EASI-Line 1-800-231-5469 (TDD) www.jhfunds. com

PRESORTED STANDARD U.S. POSTAGE PAID MIS

P900A 10/06 12/06

ITEM 2. CODE OF ETHICS.

As of the end of the period, October 31, 2006, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Charles L. Ladner is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $38,000 for the fiscal year ended October 31, 2005 and $26,050 for the fiscal year ended October 31, 2006. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(b) Audit-Related Services

There were no audit-related fees during the fiscal year ended October 31, 2005 and fiscal year ended October 31, 2006 billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates").

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning (“tax fees”) amounted to $2,400 for the fiscal year ended October 31, 2005 and $3,700 for the fiscal year ended October 31, 2006. The nature of the services comprising the tax fees was the review of the registrant’s income tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee. There were no tax fees billed to the control affiliates.

(d) All Other Fees

There were no other fees during the fiscal year ended October 31, 2005 and other fees amounted to $3,000 for the fiscal year ended October 31, 2006 billed to the registrant or to the control affiliates.

(e)(1) See attachment "Approval of Audit, Audit-related, Tax and Other Services", with the audit committee pre-approval policies and procedures.

(e)(2) There were no fees that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended October 31, 2005 and October 31, 2006 on behalf of the registrant or on behalf of the control affiliates that relate directly to the operations and financial reporting of the registrant.

(f) According to the registrant’s principal accountant, for the fiscal year ended October 31, 2006, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $69,600 for the fiscal year ended October 31, 2005, and $520,432 for the fiscal year ended October 31, 2006.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Charles L. Ladner - Chairman
Richard P. Chapman, Jr.
Dr. John A. Moore
Patti McGill Peterson

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-
END MANAGEMENT INVESTMENT COMPANIES.

See attached Exhibit “Proxy Voting Policies and Procedures”.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT
COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a) The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached "John Hancock Funds - Governance Committee Charter".

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Proxy Voting Policies and Procedures are attached.

(c)(2) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds - Governance Committee Charter".

(c)(3) Approval of Audit, Audit-related, Tax and Other Services is attached.

(c)(4) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Bank and Thrift Opportunity Fund

By: /s/ Keith F. Hartstein
-------------------------------------
Keith F. Hartstein
President and Chief Executive Officer

Date: January 2, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Keith F. Hartstein
-------------------------------------
Keith F. Hartstein
President and Chief Executive Officer

Date: January 2, 2007

By: /s/ John G. Vrysen
-------------------------------------
John G. Vrysen
Chief Financial Officer

Date: January 2, 2007